                       NICHOLAS FINANCIAL, INC.
                          Building C. #501B
                       2454 McMullen Booth Road
                      Clearwater, FL  33759-1343
                            (813) 726-0763


               PROXY STATEMENT AND INFORMATION CIRCULAR
                     AS AT AND DATED JUNE 26, 1998

     This Proxy Statement and Information Circular accompanies the Notice of the 1998 Annual General Meeting of Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") to be held on Wednesday August 5, 1998, at 10:00 a.m. (Clearwater, Florida time), and is furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998, together with this Proxy Statement and Information Circular and the accompanying proxy form ("Proxy") are first being mailed on or about July 2, 1998 to shareholders entitled to vote at the Meeting.

                         REVOCABILITY OF PROXY

     If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

                    PERSONS MAKING THE SOLICITATION

               THE ENCLOSED PROXY IS BEING SOLICITED BY
                 THE BOARD OF DIRECTORS OF THE COMPANY

     Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the board of Directors will be borne by the Company.

                     VOTING SHARES AND OWNERSHIP
                  OF MANAGEMENT AND PRINCIPAL HOLDERS

     The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of June 26, 1998, there were issued and outstanding 2,357,013 Common shares and no Preference shares had been issued. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

     The following table sets forth certain information regarding the beneficial ownership of Common shares as of June 26, 1998 regarding (i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding common shares:


Name of Shareholder            Number of Shares        Percentage of Issued and
                                                             Outstanding
==================================================================================

Peter L. Vosotas (1)           1,111,498                         41%

Joseph G. Bowes (2)            NIL                                0%

Raymond Robert Cottrell (3)    NIL                                0%

Ralph T. Finkenbrink               5,666                          *

All directors and
officers as a  Group           1,117,164                         41%

<FOOTNOTE>

* Represents less than one percent of the common stock outstanding.


(1) Mr. Vosotas' and Mr. Finkenbrink's business address is 2454 McMullen Booth Road, Building C., #501B, Clearwater, Florida 33759.

(2) Mr. Bowes' business address is 3639 Garibaldi Drive, North Vancouver, BC Canada V7H 2W2.

(3)  Mr.  Cottrell's   business  address   is  2250-650  West  Georgia  Street,
     Vancouver, BC Canada V6B 4N7.

     The directors have determined that all members of record as of the close of business on June 26, 1998 will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C. #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Articles provide that a quorum is present if two members of the Company are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

     If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposals set forth herein to approve the Company's 1998 Employee Stock Option Plan and the Company's 1998 Non- Employee Director Plan will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposals. The proposal set forth herein to amend the Company's Articles will be adopted if three-fourths (3/4ths) of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

     Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

     Advance Notice of the Meeting was published pursuant to Section 111 of the Company Act at Vancouver, B.C. on June 1, 1998.


         PROPOSALS 1 and 2:  NUMBER AND ELECTION OF DIRECTORS

     The persons listed below have been nominated by the Board to serve as directors of the Company. Nominees who receive a plurality of the votes cast shall be elected. Abstentions, broker non-votes, and withheld votes will not be counted.

     Each director of the Company is elected annually and holds office until the next Annual General Meeting of the members unless that person ceases to be a director before then (although there is a proposal at this Meeting to extend the term of directors to three years, as described below). In the absence of instructions to the contrary the shares represented by proxy will be voted on a poll for the nominees herein listed.

     If Proposal 6 regarding amending the Articles to provide for a classified Board of Directors is approved, the Board will be divided into three classes. Accordingly, if Proposal 6 is approved, one director will be elected to Class I with a term expiring at the Company's 1999 annual general meeting, one director will be elected to Class II with a term expiring at the Company's 2000 annual general meeting, and one director will be elected to Class III with a term expiring at the Company's 2001 annual general meeting. If Proposal 6 is not approved, directors elected at the meeting will serve one-year terms expiring at the Company's 1999 annual general meeting and until their successors are duly elected and qualified.

     Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the shares represented by proxy on a poll for the election of any other person or persons as directors.

     Management proposes that the number of directors for the Company be determined at three (3) for the ensuing year subject to such increases as may be permitted by the Articles of the Company, and the Management nominees for the Board of Directors and information concerning them as furnished by the individual nominees is as follows:



Name and Present        Director        Term will Expire    Principal Occupation and if
Office Held              Since          (if proposal 6 is   not at present an elected
                                           approved)        director, occupation during
                                                            the past five (5) years
================================================================================================

Peter L. Vosotas(1)     Since July 28,    2001 (CLASS III)   Chairman of the Board, Chief
Clearwater, FL.          1986                                Executive Officer, President of
President and                                                Nicholas Data Services, Inc. and
Chairman of the                                              Nicholas Financial, Inc.
Board and Director
(Age 56)

Joseph G. Bowes(1)      Since August      2000 (CLASS II)    President, Angus Management,
Vancouver, B.C.         29, 1991                             Vancouver, BC.
Director (Age 43)

Raymond Robert          Since             1999 (CLASS I)     Vice-President, Biocoll Medical,
Cottrell(1)             November 16,                         Corp, Vancouver, BC.
Vancouver, B.C.         1990
Director (Age 51)

<FOOTNOTE>

(1)  Member of Audit Committee.


All of the nominees are residents of Canada except Peter L. Vosotas, who is a resident of the State of Florida.

             PROPOSAL 3:  APPROVAL OF 1998 NON-EMPLOYEE
                      DIRECTOR STOCK OPTION PLAN

     The Board of Directors recommends the approval of the 1998 Non-Employee Director Stock Option Plan (the "Director Plan") and urges each shareholder to vote "for" the Director Plan. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of the approval of the Director Plan.

General

     The Board of Directors of the Company approved the Director Plan on June 3, 1998 (the "Effective Date"). The Director Plan provides for the grant of options in the form of nonqualified stock options. Such options do not meet the applicable statutory requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Director Plan is attached to this Proxy Statement as Exhibit A and the summary of the Director Plan set forth herein is qualified in its entirety by reference to the Director Plan. The purpose of shareholder approval of the Director Plan is to comply with the shareholder approval requirements of Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended.

Purpose

     The purpose of the Director Plan is to enable the Company and its subsidiaries to compete successfully in attracting, motivating and retaining members of the Company's Board of Directors, who are not employees of the Company or any of its subsidiaries (each a "Non-Employee Director"), with outstanding abilities by making it possible for them to purchase shares of Common Stock on terms which will give them a direct and continuing interest in the future success of the businesses of the Company and its subsidiaries and encourage them to remain as directors of the Company or one or more of its subsidiaries.

Shares Subject to Options

     The Director Plan permits options to be granted to purchase up to 120,000 shares of Common Stock , subject to adjustment. To the extent that options granted under the Director Plan expire or terminate without having been exercised in full, the Common Stock subject thereto will become available for further options under the Director Plan.

Administration and Duration of the Director Plan

     The Director Plan is intended to be self-governing. Therefore, the Director Plan requires no discretionary action by any administrative body with regard to any transaction under the Director Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the Board of Directors.

     The Director Plan terminates ten years after its effective date, unless sooner terminated by the Board of Directors. Upon such termination, the outstanding options granted pursuant to the Director Plan will remain in effect until their exercise or expiration. The Board may, in its discretion, suspend or terminate the Director Plan at any time prior to such date, but such termination or suspension shall not adversely affect any right or obligation with respect to any outstanding option.

Granting and Terms of Options

     On the date on which a Non-Employee Director, other than a Non-Employee Director who was serving as such on the Effective Date, is first elected or appointed as a Non-Employee Director during the existence of the Director Plan, such Non- Employee Director shall automatically be granted an option to purchase 5,000 shares of Common Stock. Each Non-Employee Director as of the Effective Date has been granted an option to purchase 5,000 shares of voting Common Stock.

     In subsequent years after the year in which a Non-Employee Director is first elected or appointed (or has otherwise received options as provided in the preceding paragraph), such Non-Employee Director shall, on the day following the Annual General Meeting of Members in each year during the time the Director Plan is in effect, automatically be granted an option to purchase 5,000 shares of voting Common Stock.

Exercise Price

     The per share exercise price of each option granted pursuant to the Director Plan shall be an amount equal to 100% of the fair market value of the Common Stock on the date that the option is granted (subject to adjustment as provided under the antidilution provisions). For purposes of the Director Plan, the "fair market value" of a share of Common Stock is defined as the average closing price of the Common Stock on an established national or regional stock exchange or automated quotation system, including, without limitation, the Nasdaq Small Cap Market, during the five trading days immediately preceding the date that the option is granted. If the Common Stock is not listed on such an exchange or quoted on such a quotation system, the fair market value of the Common Stock will be determined by the Board of Directors.

Vesting Schedule

     Options granted pursuant to the Director Plan may be exercised, in whole or in part, as follows (i) the option may not be exercised to any extent prior to one year following the date of grant and (ii) the option may be exercised to the extent of 33- 1/3% of the shares subject to such option after one year following the date of grant and may be exercised to the extent of an additional 33-1/3% of the shares subject to such option after each of the second and third years following the date of grant.

Option Period

     The term of each option granted pursuant to the Director Plan shall be for a period of ten years from the date of its grant. In certain circumstances involving certain (i) mergers and reorganizations and (ii) transactions involving the sale or transfer of substantially all of the assets of the Company or the acquisition of more than 50% of the voting Common Stock by any person or group of related persons without the prior approval of the Board, options that have been granted under the Director Plan shall become immediately exercisable in full.

Method of Payment

     Payment of the option price may be made in cash or by check, or by delivery of shares of voting Common Stock equivalent in fair market value to the option price, or by a combination of cash and shares of voting Common Stock, at the election of the Non-Employee Director and subject to the terms of the applicable stock option agreement.

Method of Exercise and Payment Terms

     Subject to the terms of each stock option agreement, options granted under the Director Plan may be exercised in whole or in part. Upon exercise of an option, the Non-Employee Director must pay in full the option price for the shares of voting Common Stock being purchased.

Limitations on Transferability and Effect of Death or Resignation

     Options granted under the Director Plan are not transferable other than by will or by the laws of descent and distribution.

     During the lifetime of a Non-Employee Director, an option granted under the Director Plan shall be exercisable only by such Non- Employee Director and only while he is a member of the Company's Board of Directors, or, if after termination of service as a Non-Employee Director, either within (i) one month after the date on which he ceases to be a Non-Employee Director, other than by reason of death or resignation from the Board with the consent of the Company, or (ii) three months after his death or resignation from the Board with the prior consent of the Company, but only if and to the extent the option was exercisable prior to death or resignation. If a Non-Employee Director is removed as a director for "cause"(as defined in the Company's Articles of Incorporation, as amended from time to time), all options of such Non- Employee Director shall terminate immediately on the date of removal. If a Non- Employee Director dies within a period during which a stock option could have been exercised under the Director Plan, the stock option may be exercised after his death by those entitled to exercise such option under the Non-Employee Director's will or the laws of descent and distribution, but only if and to the extent such stock option was exercisable immediately prior to his death. In the discretion of the Board, the three- month period referenced above may be extended for a period of up to one year.

     The above exceptions to the general rule that options granted under the Director Plan must be exercised while the Non-Employee Director is a member of the Board are further limited by the requirement that no option may be exercised after its expiration.

Federal Income Tax Considerations

     The following is a summary, but not a complete discussion, of certain of the federal income tax consequences of stock options granted under the Director Plan. Future legislative changes or changes in administrative or judicial interpretation, some or all of which may be retroactive, could significantly alter the tax treatment discussed herein. No discussion of state income tax law has been included. Each optionee should therefore consult with his or her own tax advisor with respect to the tax consequences of participation in the Director Plan, including the exercise of options granted under the Plan and the sale or other disposition of shares of Common Stock acquired from the exercise of such options. The Director Plan is not required to be qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (commonly known as "ERISA").

     Nonqualified Stock Options - General. The grant of a nonqualified stock option will generally result in the recognition of ordinary income by an optionee at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired at such time over the exercise price paid for such shares. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the Common Stock by the optionee will typically give rise to capital gain or loss to the extent the amount realized from the sale differs from the optionee's tax basis, which is usually the fair market value of the Common Stock acquired on the date of exercise. This capital gain or loss will be a long-term gain or loss if the Common Stock sold had been held for more than one year after the date of exercise. The long- term capital gain recognized will be eligible for a maximum capital gains rate of 28% if the Common Stock has been held for more than one year and not more than 18 months from the date of exercise and will be eligible for a maximum capital gains rate of 20% if the Common Stock has been held for more than 18 months.

     Payment of Option Price in Common Stock. The exercise of a nonqualified stock option by using previously owned stock ("Former Shares") will result in the optionee obtaining a basis in the shares of newly acquired stock equal in number to the shares of the previously owned stock that will be the same as the optionee's basis in the Former Shares, and the basis in the shares of the newly acquired stock in excess of the number of Former Shares will generally be equal to the fair market value of the shares on the date of the exercise. The optionee will include as ordinary income at the time of exercise the fair market value of the excess shares received. The period of time during which the Former Shares were held will be included in computing the capital gain holding period for the number of shares of new stock equal to the number of Former Shares. The holding period of the excess shares will begin at the time of exercise.

     Withholding. If the Company determines that it is required to withhold state or federal income tax as a result of the exercise of any option, it may require the optionee to make arrangements satisfactory to the Company in order to enable the Company to satisfy such withholding requirements. If such arrangements are not made, the Company may refuse to issue or transfer shares of stock upon exercise of the option.

     If an optionee satisfies such withholding requirements by tendering previously owned shares of Common Stock or requesting the Company to withhold shares of Common Stock from the exercised option stock, the transaction will be treated as a redemption of the Common Stock by the Company. If the redemption meets one of three tests, the employee will be entitled to treat the transaction in the same manner as a taxable sale of the Common Stock. Accordingly, the difference between the fair market value on the date income is recognized on the option shares and the tax basis of such delivered shares will be a long-term or short-term capital gain or loss, depending on the holding period of the delivered shares. If the redemption does not meet any of these three tests, the amount of the withholding obligation satisfied by tendering or withholding shares of Common Stock will be treated as a distribution taxable as a dividend to the extent of the Company's earnings and profits. Absent unusual circumstances, however, the redemption should be treated as a taxable sale and not as a distribution.

       PROPOSAL 4:  APPROVAL OF 1998 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors recommends the approval of the 1998 Employee Stock Option Plan (the "Employee Plan") and urges each shareholder to vote "for" the Employee Plan. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of the approval of the Employee Plan.

General

     The Employee Plan was approved by the Company's Board of Directors on June 3, 1998. The Employee Plan provides for the grant of options in the form of incentive stock options ("incentive stock options") meeting the applicable statutory requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and options not meeting such requirements ("nonqualified stock options"). Each option granted under the Employee Plan will be evidenced by a written stock option agreement. The Employee Plan is attached to this Proxy Statement as Exhibit B and the summary of the Employee Plan set forth herein is qualified in its entirety by reference to the Plan. The purposes of shareholder approval of the Employee Plan are: (i) to permit the options to purchase shares of Common Stock under the Employee Plan to qualify for incentive stock option treatment pursuant to Section 422 of the Code; (ii) to satisfy the performance-based compensation exception to the $1.0 million limit under Section 162(m) of the Code; and (iii) to satisfy the applicable requirements of The Nasdaq Stock Market.

Purpose

     The purpose of the Employee Plan is to enable the Company and its subsidiaries to compete successfully in attracting, motivating and retaining employees with outstanding abilities by making it possible for them to purchase shares of Common Stock on terms which will give them a direct and continuing interest in the future success of the businesses of the Company and its subsidiaries.

Shares Subject to Options

     The Employee Plan permits options to be granted to purchase up to 350,000 shares of Common Stock in the aggregate. As of the date hereof, no options have been granted to employees under the Employee Plan. At this time, it is not known which eligible employees, if any, will receive grants under the Employee Plan or the number of shares which will be covered by any such grants. Such determinations will be made from time to time by the Committee (as hereinafter defined). To the extent that options granted under the Employee Plan expire or terminate without having been exercised in full, the Common Stock subject thereto will become available for further options under the Employee Plan. Provision is made under the Employee Plan for appropriate adjustment in the number of shares of Common Stock covered by the Employee Plan, and by each option granted thereunder and the related option price, in the event of any change in the Common Stock by reason of a stock dividend , merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

Administration and Duration of the Employee Plan

      The Employee Plan is administered by a committee (the "Committee") of the Company's Board, consisting of not less than two directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended ("the 1934 Act"), and as an "outside director" under Section 162(m)(4)(C) of the Code, or any successor provisions thereto. If at any time the Committee shall not be in existence, the Board shall administer the Plan. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to participants who are subject to Section 16 of the 1934 Act.

     Subject to the terms of the Employee Plan and applicable law, the Committee has full power and authority to interpret and administer the Employee Plan and any instrument or agreement relating to, or made under, such Employee Plan, establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Employee Plan, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Employee Plan. The number of shares of Common Stock subject to such options granted, if any, in each year, the employees to whom stock options are granted and the terms of the stock options granted, including the number of shares of Common Stock subject to such options, shall be wholly within the discretion of the Committee, subject to the terms and conditions set forth in the Employee Plan.

     The Employee Plan terminates ten years after its effective date, unless sooner terminated by the Board. Upon such termination, the outstanding options granted pursuant to the Employee Plan will remain in effect until their exercise or expiration.

     The Board may at any time terminate the Employee Plan, or amend the Employee Plan as it shall deem advisable , including (without limiting the generality of the foregoing) any amendment deemed by the Board to be necessary or advisable to assure conformity of the Employee Plan and any incentive stock options granted thereunder to the requirements of Section 422 of the Code, as now or hereafter in effect and to assure conformity with any requirements of other applicable state or federal laws or regulations.

Eligibility and Extent of Participation

     Employees eligible to receive options pursuant to the Employee Plan are persons, including officers, who are regularly employed on a salary basis by the Company or any subsidiary of the Company, including officers or directors of the Company or such subsidiary. As of the date hereof, there were approximately 38 such eligible employees. No incentive stock option shall be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. Directors who are not also employees of the Company or a subsidiary of the Company are not eligible to participate under the Employee Plan. An incentive stock option shall be granted under the Employee Plan to an optionee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such optionee during any calendar year does not exceed $100,000.

     No participant in the Employee Plan is eligible to receive, at the time of grant, options to purchase more than 100,000 shares of Common Stock under the Employee Plan during any calendar year.

Option Price

     Except for options granted to shareholders owning 10% or more of the voting power of all classes of the Company's capital stock as described in the preceding paragraph, the per share option price of an incentive stock option granted or to be granted pursuant to the Employee Plan, as determined by the Committee, shall be an amount not less than 100% of the fair market value of the Common Stock on the date that the option is granted (subject to adjustment as provided under the Antidilution Provisions). For purposes of the Employee Plan, the "fair market value" of a share of Common Stock is defined as the average closing price of the Common Stock on an established national or regional stock exchange or automated quotation system, including, without limitation, the Nasdaq Small Cap Market, during the ten trading days immediately preceding the date that the option is granted. If the Common Stock is not listed on such an exchange or quoted on such a quotation system, the fair market value of the Common Stock will be determined by the Committee.

Option Period

     The term of each option granted pursuant to the Employee Plan shall be as determined by the Committee, but in no event shall the term of an option exceed a period of ten years from the date of its grant. In certain circumstances involving certain mergers, reorganizations, transactions involving the sale or transfer of substantially all of the assets of the Company or the acquisition of more than 50% of the Common Stock by any person or group of related persons without the prior approval of the Board , options that have been granted under the Employee Plan shall become immediately exercisable in full.

Method of Payment

     Payment of the option price may be made in cash or by check, or by delivery of shares of Common Stock equivalent in fair market value to the option price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. In the event an optionee exercises an option by surrendering shares of Common Stock as payment of the exercise price, the Employee Plan permits the Committee to grant a replacement option equal to the number of shares surrendered as payment.

Method of Exercise and Payment Terms

     Subject to the terms of each stock option agreement, options granted under the Employee Plan may be exercised in whole or in part. Upon exercise of an option, the employee must pay in full the option price for the shares of Common Stock being purchased.

Limitations on Transferability and Effect of Death or Termination of  Employment

     Except as otherwise provided by the Committee,  options   granted under the
Employee Plan are not transferable other than by will or by the laws of descent and distribution.

     Except as otherwise provided by the Committee, during the lifetime of an optionee, his or her option shall be exercisable only by him or her and only while continuously employed by the Company or one of its subsidiaries, or , if after termination of employment, either within (i) one month after termination of employment, other than by reason of the optionee's death, retirement with the consent of the Company or such subsidiary as the case may be, or permanent disability within the meaning of Section 22(e)(3) of the Code, or (ii) three months after termination of employment if the optionee dies, retires with the appropriate consent or is permanently disabled as described above, but only if and to the extent the option was exercisable on the last day of such employment. If an optionee dies within a period during which a stock option could have been exercised by the optionee, the stock option may be exercised after his or her death by those entitled to exercise such option under the optionee's will or the laws of a descent and distribution, but only if and to the extent such stock option was exercisable immediately prior to his or her death. In the discretion of the Committee, the three month period referenced above may be extended for a period of up to one year.

     The above exceptions to the general rule that options granted under the Employee Plan must be exercised during employment by the Company or one of its subsidiaries are further limited by the requirement that no option may be exercised after the expiration of such option .

Federal Income Tax Considerations

     Nonqualified Stock Options.  See discussion under Proposal 3:  Approval  of
1998   Non-Employee   Director   Stock   Option  Plan  -  Federal   Income   Tax
Considerations.

     Incentive Stock Options - General. The grant of an incentive stock option under the Plan will create no income tax consequences to the optionee or the Company. Also, an optionee generally will not recognize income or gain as a result of the exercise of an incentive stock option (except that the alternative minimum tax may apply - See Alternative Minimum Tax).

     The general rule will not apply, however, if the option is exercised more than three months (one year if the optionee is disabled) after an optionee terminates employment with the Company or any subsidiary of the Company, except in the case of the death of the optionee. If an incentive stock option
is exercised after such dates, the  exercise  of   the option will  be a taxable
event, and the optionee will generally recognize ordinary income at such time equal to the excess of the fair market value of the Common Stock on the date of exercise over the optionee's basis. If an incentive stock option is exercised in accordance with the terms of the Plan after the death of the optionee, the general rule of nonrecognition of income or gain will apply regardless of the time period that has elapsed between the date of death and the date of exercise.

     An optionee who holds the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the date of grant and one year from the date of exercise before disposing of the Common Stock will recognize a long-term capital gain or loss on the disposition of the Common Stock in an amount measured by the difference between the amount received and the optionee's basis in the Common Stock, which is generally the amount paid at the exercise date to acquire the Common Stock plus any basis the optionee had in the option itself. The long-term capital gain recognized will be subject to a maximum capital gains rate of 28% if the Common Stock has been held for more than one year and not more than 18 months from the date of exercise and will be subject to a maximum capital gains rate of 20 % if the Common Stock has been held for more than 18 months from the date of exercise. No deduction will be allowed to the Company.

     If the holding period requirement is not satisfied, a " disqualifying distribution" occurs and the optionee will recognize ordinary income at the time of the disqualifying disposition equal to the lesser of (i) the gain realized on the disposition; or (ii) the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. Any gain realized by the optionee in excess of the amount recognized as ordinary income will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise. The long-term capital gain recognized will be subject to a maximum capital gains rate of 28% if the Common Stock has been held for more than one year and not more than 18 months and will be subject to a maximum capital gains rate of 20% if the Common Stock has been held for more than 18 months. If the optionee realizes a loss from the sale of Common Stock in a disqualifying disposition, the loss will be a capital loss, and will be a long-term capital loss if the Common Stock has been held for more than one year from the date of exercise.

     Payment of Option Price in Common Stock. Except as discussed in this section, the exercise of an incentive stock option by using previously owned stock will not affect the tax consequences on exercise or result in any immediate tax on any appreciation in the value of the stock surrendered. An optionee's tax basis in the shares of newly acquired stock equal in number to the shares of previously owned stock ( the "Former Shares") will be the same as the optionee's basis in the Former Shares, and the basis in the shares of the newly acquired stock in excess of the number of Former Shares will generally be equal to zero. The period of time during which the Former Shares were held will be included in computing the capital gain holding period for the number of shares of new stock equal to the number of Former Shares. The holding period of the excess shares begins at the time of exercise. Proposed Treasury regulations also provide that if any shares of stock acquired upon exercise of an incentive stock option by using Former Shares are disposed of in a disqualifying disposition, the zero basis shares will be deemed to have been disposed of first and the amount paid for these shares by the optionee will be deemed to be zero.

     If an optionee exercises an incentive stock option by delivery of Former Shares acquired by the optionee under another incentive stock option, or certain other types of employee plans, and if the holding period requirement for the Former Shares has not been met, the delivery of the Former Shares will be a disqualifying disposition of the Former Shares. As a result, the optionee will recognize ordinary income in an amount equal to the difference between the option price attributable to the Former Shares and their fair market value at the time the previous option was exercised. If the previous incentive stock option was exercised by payment of the option price in cash, the basis of a number of shares of stock received on exercise of the current option equal to the number of Former Shares will be equal to the fair market value of the Former Shares at the time the previous option was exercised, and such new shares will have a holding period that includes the optionee's holding period with respect to the Former Shares. If the previous incentive stock option was exercised by payment of the option price with Former Shares, a number of new shares equal to the number of Former Shares which were deemed to have a zero basis under the rules discussed above will have a basis equal to the amount of ordinary income recognized by the optionee due to the disqualifying disposition and a holding period which includes the holding period of such Former Shares. The number of additional new shares equal to the difference between (i) the number of surrendered shares deemed to have a zero basis, and (ii) the total number of surrendered shares , will be deemed to have a carryover basis and holding period. The basis of the remainder of the acquired shares (i.e. the number of new shares received in excess of the number surrendered) will be zero and their holding period will begin on the date the second option is exercised.

     Certain Modifications. It should be noted that in certain circumstances, changes in the terms of an incentive stock option in order to grant additional benefits to a participant could result in disqualification of the option for incentive stock option tax treatment and make the nonstatutory stock option rules applicable.

     Alternative Minimum Tax. At the time of exercise of an incentive stock option, the excess of the fair market value of stock received over the option price will generally be treated as a tax preference item in calculating alternative minimum taxable income. This treatment will not apply if the optionee disqualifies the incentive stock option by selling the stock in the same calendar year in which the optionee recognizes income for purposes of the alternative minimum tax regime. The alternative minimum tax is imposed in addition to the regular tax to the extent it exceeds the individual's regular tax. An optionee may be entitled to a credit against the optionee's regular tax in later years to the extent that the alternative minimum tax is paid with respect to incentive stock options. The calculation of the alternative minimum tax due, if any, is complicated and each optionee should discuss it with his or her personal tax advisor.

               PROPOSALS 5 AND 6:  AMENDMENT TO ARTICLES

Amendment of Quorum Requirement

     As a consequence of the Company's listing of its common shares on the NASDAQ Small Cap Market, and in order to bring the Company into compliance with NASDAQ rules, the management of the Company propose to amend the existing Articles which set the current quorum for annual general meetings at two members or proxyholders representing two members , or one member and a proxyholder representing another member. The proposed amendment to the Articles will include a provision that the minimum share representation for a quorum at any general meeting shall be at least 33-1/3% of the total issued and outstanding shares of the Company at the date of record for the meeting.

     In this regard, the members will be asked to consider, and if thought fit, to approve by special resolution the alteration to the Articles of the Company by deleting Article 10.3 in its entirety and inserting the following in its place:

     10.3 Save as herein otherwise provided, a quorum shall be two members or proxyholders representing two members, or one member and a proxyholder representing another member, holding an aggregate at least 33-1/3% of the total issued and outstanding shares of the Company on the record date for the meeting. The Directors, the
           Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

Classification of Board of Directors

     The current Articles of the Company provide that all Directors shall retire at each annual general of the Company. To promote the stability and continuity of management, the Board proposes to amend the Articles of the Company to provide for three year terms for the appointment of Directors and to classify the Board into three classes.

     In this regard, the members will be asked to consider and if thought fit, to approve by special resolution the following alteration to the Articles of the Company by deleting Article 13.1 in its entirety and inserting the following in its place:

     13.1 The Directors shall be classified, with respect to the time for which they hold office, into three classes, as nearly equal in number as possible, Class I to be originally elected for a term expiring at the annual general meeting to be held in 1999 , Class II to be originally elected to a term expiring at the annual general meeting to be held in 2000, and Class III to be originally elected for a term expiring at the annual general meeting to be held in 2001, with the Directors in each class to hold office until his or her successor is duly elected and qualified. At each annual general meeting after 1998, the successors of the class of directors whose term expires at that meeting shall be elected in the third year following the year of their election. If the Company is, or becomes, a Company that is not a reporting Company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat, such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

     A "special resolution" of the Company means a resolution passed by not less than of the votes cast by those members of the Company who, being entitled to do so, vote in person or by proxy at a general meeting of the Company of which notice as the Articles provide , and not being less than 21 days notice specifying the intention to propose the resolution as a special resolution, has been duly given. Any special resolution approved by the members of the Company will become effective upon its filing with and receipt by the Registrar of Companies for British Columbia.

     The proposed amendment to the Articles described in Proposal 6 to classify the Company's Board of Directors is not the result of management's knowledge of any specific effort to accumulate the Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise. Nonetheless, Proposal 6 is being proposed at this time because the Board of Directors believes that the amendment to the Articles to classify the Board would, if adopted, enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, and, at the same time, effectively reduce the possibility that a third party could effect a sudden or surprise change in majority control of the Company's Board of Directors without the support of the incumbent Board. However, the proposed amendment could have significant effects on the ability of members of the Company to change the composition of the incumbent Board of Directors and to benefit from certain transactions that are opposed by the incumbent Board.

     In addition, the proposed amendment could make more difficult or discourage a proxy contest or the assumption of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board and could thus increase the likelihood that incumbent directors will retain their positions. However, these provisions will help ensure that the Board, if confronted by a surprise proposal from a third party which has acquired a block of the Company's stock, will have sufficient time to review the proposal and alternatives thereto and, if deemed appropriate, to seek a premium price for the members.


     PROPOSALS 7 and 8:  APPOINTMENT AND REMUNERATION OF AUDITORS

     Management proposes the appointment of Ernst & Young LLP, Chartered Accountants, as Auditors of the Company for the ensuing year and that the directors be authorized to fix their remuneration. Ernst & Young LLP have been the Company's Auditors since September 13, 1994. A representative of Ernst & Young LLP will be present at the Meeting. Such representative will be available to respond to appropriate questions and may make a statement if he or she so desires.

                  EXECUTIVE OFFICERS AND COMPENSATION

            (Form 41, B.C. Securities Act and Regulations)

Executive Officers

     The Company has two (2) executive officers, Peter L. Vosotas, President and Chairman, and Ralph T. Finkenbrink, Vice-President, Finance. Mr. Finkenbrink, age 37, has served as Vice President, Finance of the Company since 1992. For the Company's most recently completed financial year , cash compensation of US$177,242 was paid to the executive officers. There are no plans in effect to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year. The following table summarizes the executive compensation paid during the last three (3) financial years:

                      Summary Compensation Table

Name and Principal      Fiscal      Annual Compensation          Long Term         All Other
Position                 Year     Salary     Bonus     Other     Compensation     Compensation
                                                                 Shares under        ($)
                                                                 Option
==================================================================================================
PETER L. VOSOTAS         1998      $102,281    $7,500   Nil         33,332            Nil
President and Chairman                                             333,333(1)
of the Board
                         1997       $98,000   $12,500   Nil         33,332            Nil
                                                                   333,333(1)

                         1996       $98,000   $21,864   Nil         33,332            Nil
                                                                   333,333(1)



RALPH T. FINKENBRINK     1998       $64,961    $2,500   Nil         24,999            Nil
Vice-President, Finance
                         1997           N/A       N/A   N/A            N/A            N/A

                         1996           N/A       N/A   N/A            N/A            N/A

<FOOTNOTE>


(1)  Bonus warrant exercisable at US$5.38/sh until June 3, 1999  issued  to  Mr.
Vosotas for guaranteeing the Company's indebtedness to BankAmerica under a US$30,000,000 line of credit.



Note: All of the above named executive's salaries are expressed in U.S. dollars and for 1998 exceeded $100,000 Cdn. The Company has no other executive officers. Certain columns may have been omitted because there was no compensation awarded to, earned by or paid to any of the named executives required to be reported in the above table.

           Option Grants During the Most Recently Completed Fiscal Year


                                                                               Market
                                                                              Value of
                                            % of Total                       Securities
                                              Options                        Underlying
                                            Granted to        Exercise or    Options on
Name of Executive       Option Granted   Employees in Fiscal    Base Price     Date of       Expiration Date
Officer                       (#)               Year            ($/Share)   Grant($/Share)
=================================================================================================================

Peter L. Vosotas         16,666                 16%               $4.59         $4.59            April 9, 2002

Ralph T. Finkenbrink     20,000                 20%               $4.25         $4.25            Dec. 15, 2002





    Aggregated Option Exercises During the Most Recently Completed Fiscal Year
                         and Fiscal Year-End Option Values


                                                                         Value of Unexercised
                                                        Unexercised      In-the-Money Options
                                                      Options at Fiscal      at Fiscal Year
                                                         Year End (#)            End ($)
                       Securities       Aggregate                             Exercisable/
Name of Executive      Acquired on    Value Realized     Exercisable/         Unexercisable
Officer                Exercise (#)        ($)           Unexercisable
================================================================================================
Peter L. Vosotas      16,666          $29,014            366,665/0               $0/$0

Ralph T. Finkenbrink   6,833          $12,351              3,334/21,665        $279/$0

<FOOTNOTE>

Note 1:The aggregate value realized as shown above is calculated by the difference between the exercise price and the marketprice at the time of exercise, and does not necessarily mean the shares were sold.

Note 2:Potential value of the exercisable/unexercisable in the money options was calculated by taking the difference between the option exercise price and the market bid price of the stock on March 31, 1998.


Directors

     The directors of the Company have not been compensated by the Company in their capacities as directors during the most recently completed financial year. Non-qualified stock options were granted in the most recently completed fiscal year to non-employee Directors to purchase 3,332 shares at a price of US$4.59/share exercisable on or before April 9, 1999, and 2,000 shares at a price of US$4.25/share exercisable on or before Dec. 15, 1999.

Committees of the Board

     The Board of Directors has established an audit committee. Both the Board of Directors and Audit committee had one meeting during the year and all members of the Board were present.

     The Audit Committee is comprised of Messrs. Vosotas, Bowes and Cottrell and is responsible for reviewing the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest.


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Act of 1934, as amended (the "Exchange Act"), requires directors, certain officers and beneficial owners of more than 10% of a class of securities registered under the Exchange Act to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "Commission"). The Company's Common Stock was registered pursuant to Section 12 of the Exchange Act on March 13, 1996. As of the date hereof, none of the Company's directors, officers or 10% shareholders has filed any reports of ownership or changes of ownership on Forms 3, 4 or 5.


             INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

     None of the Directors or senior officers of the Company, no proposed nominee for election as a Director of the Company , and no associates or affiliates of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.


             INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

     No director or executive officer of the Company, no proposed nominee for election as a director of the Company and no associate, affiliate or member of the immediate family of any of the foregoing, has any material interest, direct or indirect, in any transaction during the last two years or in any proposed transaction, other than as disclosed under the heading "Interest of Certain Persons in Matters to be Acted Upon".

       INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or senior officers of the Company, no management nominee for election as a director of the Company, none of the persons who have been directors or senior officers of the Company since the commencement of the Company's last completed financial year and no associate or affiliate of any of the foregoing has any material interest , direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than the following transactions:

     1. In January 1998, Dr. Ellis Hyman, a Director of Nicholas Data Services, Inc., a subsidiary of the Company, agreed to subordinate a promissory note in the principal amount of US$150,000 bearing interest at 12% per anum payable in semi-annual interest payments only. The entire principal balance plus accrued interest is due and payable on January 26, 2000. Dr. Hyman has the option of converting the promissory note into common shares of the Company at a price of US$5.00 per share; and

     2. In February 1998, Stephen Bragin, a Director of Nicholas Data Services, Inc., a subsidiary of the Company, agreed to subordinate a promissory note in the principal amount of US$150,000 bearing interest at 12% per annum and payable in semi-annual interest payments only. The entire principal balance plus accrued interest is due and payable on February 28, 2000. Mr. Bragin has the option of converting the promissory note into common shares of the Company at a price of US$5.00 per share.


                           MEMBER PROPOSALS

     Proposals which members intend to present at the 1999 Annual General Meeting of Members must be received by the Company no later than March 2, 1999 to be eligible for inclusion in the proxy material for that meeting.

                            OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.


                  BY ORDER OF THE BOARD OF DIRECTORS

                          "Peter L. Vosotas"
                                President

                         NICHOLAS FINANCIAL, INC.
                             Building C. #501B
                         2454 McMullen Booth Road
                              Clearwater, FL.
                                33759-1343
                             (813) 726-0763

                       NOTICE OF ANNUAL GENERAL MEETING

TAKE NOTICE that the 1998 Annual General Meeting of the Members (the "Meeting")
of Nicholas  Financial,  Inc. (hereinafter  called  the "Company")  will    be
held  at Countryside  Country  Club,  3001 Countryside Boulevard,   Clearwater,
Florida on:

                         WEDNESDAY, AUGUST 5, 1998

at the hour of 10:00 in the forenoon (Clearwater time) for the following purposes:

1.    to receive the Report of the Directors;

2. to receive the financial statements of the Company for its fiscal year ended March 31, 1998 and the report of the Auditors thereon;

3.    to determine the number of directors and to elect directors;

4.    to approve the Company's 1998  Non-Employee  Director   Stock  Option
      Plan, as more particularly described in the Proxy Statement and Information Circular accompanying this Notice;

5. to approve the Company's 1998 Employee Stock Option Plan, as more particularly described in the Proxy Statement and Information Circular accompanying this Notice;

6. to alter and amend the Articles of the Company by special resolution, with or without amendment, by deleting Article 10.3 in its entirety and inserting the following in its place:

      10.3 Save as herein otherwise provided, a quorum shall be two members or proxyholders representing two members, or one member and a proxyholder representing another member, holding an aggregate at least 33-1/3% of the total issued and outstanding shares of the Company on the record date for the meeting. The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

7.    to alter and amend the Articles of the Company by   special resolution,
      with or without amendment, by deleting Article 13.1 in its entirety and inserting the following in its place:

      13.1 Each Director shall hold office until the date of the third annual general meeting after the calendar year in which the Director was appointed. At each annual general meeting of the Company, the members shall elect a board of directors consisting of the number of Directors whose term of appointment is expiring at that meeting, up to the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a Company that is not a reporting Company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote there at such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

8.    to  appoint  Auditors for  the  ensuing  year  and   to   authorize the
      Directors to fix their remuneration; and

9.    to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on June 26, 1998 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his stead. Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof ) in person , please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes. The enclosed Form of Proxy is solicited by Management of the Company but, as set out in the Notes, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, June 22, 1998.

                      BY ORDER OF THE BOARD OF DIRECTORS

                              "Peter L. Vosotas"
                                   President

				NICHOLAS FINANCIAL, INC.
				   Building C. #501B
                        2454 McMullen Booth Road
                            Clearwater, FL.
                              33759-1343
                            (813) 726-0763


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                       NICHOLAS FINANCIAL, INC.
                            (the "Company")


             PROXY FOR THE 1998 ANNUAL GENERAL MEETING OF
           MEMBERS TO BE HELD ON WEDNESDAY, AUGUST 5, 1998.


The undersigned member of Nicholas Financial, Inc. hereby  appoints Peter
L. Vosotas, President, Chairman of the Board and a Director,  or  failing
him, Ralph T. Finkenbrink, Vice-President, Finance or                   ,
as nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 1998 Annual General Meeting of Members of the Company to be held on August 5, 1998 and at any adjournment thereof and,
on  a  poll, the   shares  represented  by   this  proxy are specifically
directed to be voted or to be withheld from voting as indicated below:

1.   To determine the number of directors at three (3):

     In favour:                  Against:             Withhold Vote:

2.   a.    To elect as directors all the persons named in 4(b) below:

     In favour:                                       Withhold vote:

     OR

     b.    To elect as a director:

     Peter L. Vosotas                                     In favour:
                                                      Withhold Vote:

     Joseph G. Bowes                                      In favour:
                                                      Withhold Vote:

     Raymond R. Cottrell                                  In favour:
                                                      Withhold Vote:

<PAGE. 2

3. To approve the Company's 1998 Non-Employee Director Stock Option Plan, as more particularly described in the Proxy Statement and Information Circular.

     In favour:            Against:                   Withhold Vote:

4. To approve the Company's 1998 Employee Stock Option Plan, as more particularly described in the Proxy Statement and Information
    Circular:

     In favour:            Against:                   Withhold Vote:

5. To alter and amend the Articles of the Company by special resolution, with or without amendment, by deleting Article 10.3 in its entirety and inserting the following in its place:

     10.3 Save as herein otherwise provided, a quorum shall be two members or proxyholders representing two members, or one member and a proxyholder representing another member, holding an aggregate at least 33 1/3% of the total issued and outstanding shares of the Company on the record date for the meeting. The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

     In favour:            Against:                   Withhold Vote:

6. To alter and amend the Articles of the Company by special resolution, with or without amendment, by deleting Article 13.1 in its entirety and inserting the following in its place:

     13.1 Each Director shall hold office until the date of the third annual general meeting after the calendar year in which the Director was appointed. At each annual general meeting of the Company, the members shall elect a board of directors consisting of the number of Directors whose term of appointment is expiring at that meeting , up to the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a Company that is not a reporting Company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote at such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

     In favour:            Against:                   Withhold Vote:


7. To appoint Ernst & Young, Chartered Accountants, as Auditors of the Company:

     In favour:            Against:                   Withhold vote:

8.   To authorize the directors to fix the remuneration of the Auditors:

     In favour:            Against:                   Withhold vote:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD
FROM VOTING ACCORDINGLY. WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL, ON ANY BALLOT THAT MAY BE CALLED FOR, BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS. THIS PROXY CONFERS
UPON THE PERSON NAMED HEREIN AS NOMINEE DISCRETIONARY AUTHORITY
WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of the 1998 Annual General Meeting of Members and the accompanying Proxy Statement and Information Circular dated July 1,1998.

If this Form of Proxy is not dated by the member in the space below, it is deemed to bear the date on which it is mailed by the Company to the member.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this _______  day of _____________________________, 1998.




____________________________________
Name (Please Print)


_____________________________________
Address


_____________________________________


_____________________________________
Signature

Number of Shares Held:


____________________________________

                        NOTES TO FORM OF PROXY


1. IF THE MEMBER DOES NOT WISH TO APPOINT ANY OF THE PERSONS NAMED IN THIS FORM OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A MEMBER OF THE COMPANY.

2. This Form of Proxy must be signed by the member or his attorney authorized in writing or , if the member is a corporation , under the hand of a duly authorized officer or attorney of the corporation.

3. This Form of Proxy , and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof , must be deposited either at the office of the Registrar and Transfer Agent of the Company, Montreal Trust Company of Canada, at 510 Burrard Street,
     Vancouver, B.C., V6C 3B9, or at the Head Office of the Company at Building C. #501B, 2454 McMullen Booth Road, Clearwater, FL., 33759 - 1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.